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                                                                    Exhibit 99.1

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                           SEABULK INTERNATIONAL, INC.
FILED IN THE OFFICE OF THE SECRETARY OF STATE OF DELAWARE ON SEPTEMBER 13, 2002

         Seabulk International, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "DGCL"), hereby certifies that:

     1. The name of the corporation is Seabulk International, Inc. (the "Corporation").

     2. The Certificate of Incorporation of the Corporation is hereby amended to change the number of shares of stock which the Corporation shall have authority to issue so that Article IV, paragraph (a) of the Certificate of Incorporation is hereby amended to read in its entirety as follows:

               "(a) The total number of shares of stock which the Corporation shall have authority to issue is Forty-Five Million (45,000,000), consisting of Five Million (5,000,000) shares of Preferred Stock, without par value (the "PREFERRED STOCK"), and Forty Million (40,000,000) shares of Common Stock, par value $0.01 per share (the "COMMON STOCK")."

     3. The Certificate of Incorporation of the Corporation is hereby amended to delete the third paragraph of Article IX.

     4. The following Article XIV of the Certificate of Incorporation of the Corporation is hereby inserted in its entirety to read as follows:

                                  "ARTICLE XIV

               (a) For purposes of this Article XIV, the following terms shall have the meanings specified below:

                    (1) "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                    (2) "Business Combination" shall mean (A) any merger or
               consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation with any Control Person (as defined below), or (B) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in



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               one transaction or a series of transactions) by the Corporation or a majority-owned subsidiary of the Corporation, except proportionately as a stockholder of the Corporation, to or with a Control Person, whether as part of a dissolution (except as part of an insolvency or bankruptcy proceeding under applicable laws) or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate Fair Market Value equal to 10% or more of either the aggregate Fair Market Value of all the assets of the Corporation determined on a consolidated basis or the aggregate Fair Market Value of all the outstanding stock of the Corporation; PROVIDED, HOWEVER, that the foregoing shall not apply to mortgages, pledges, transfers or other dispositions made pursuant to any credit facility or other loan or financing arrangement of the Corporation or any of its majority-owned subsidiaries with respect to which a Control Person is an agent or member of a bona fide syndication of financial institutions or other lenders.

                    (3) A "Control Person" is (x) a Person or group of Persons
               (as contemplated by Section 13(d)(3) of the Exchange Act) who beneficially owns (as determined pursuant to Rule 13d-3 under the Exchange Act) more than 30% of the outstanding shares of Voting Stock of the Corporation, (y) any Person or group of Persons who by agreement, arrangement or understanding has the right or power to elect a majority of the members of the board of directors of the Corporation, or (z) any Affiliate of any such Person or member of a group of such Persons described in clause (x) or (y) (other than the Corporation and direct or indirect majority-owned subsidiaries of the Corporation); provided that (i) no Person or group (an "Exempt Person") shall be a Control Person if, and for so long as, (A) the Exempt Person is not a Person or group described in clause (y) or an Affiliate of such Person or group and (B) a Person (who is not a member of a group that includes the Exempt Person) or group (which does not include the Exempt Person as a member), together with any Affiliates of such other Person (or member of such group) beneficially owns a majority of the outstanding shares of Voting Stock of the Corporation and
               (ii) no individual who is a member of management and a party to the Stockholders Agreement as of the date of filing of a Certificate of Amendment initially including this Article XIV shall be a Control Person solely by reason of being a party to such Stockholders Agreement.

                    (4) "Determination Date" shall mean, with respect to each
               Business Combination for which Fair Market Value is being calculated, the date that the Board of Directors of the Corporation approves the Business Combination pursuant to which Fair Market Value is being calculated.

                    (5) "Exchange Act" shall mean the Securities Exchange Act of
               1934, as amended, and the rules and regulations promulgated thereunder.

                    (6) "Fair Market Value" shall mean with respect to property, securities or rights other than cash, its fair market value as of the Determination Date as mutually determined by the Independent Directors and the directors of the



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               Corporation who are not Independent Directors (the
               "non-Independent Directors"); PROVIDED, HOWEVER, that, if the Independent Directors and the non-Independent Directors are unable to agree within fifteen days as to Fair Market Value, the Fair Market Value shall be determined by an independent third party appraiser selected by the Independent Directors and the non-Independent Directors. Notwithstanding the foregoing, any publicly-traded securities shall be valued as follows:

                         (a) If traded on a securities exchange or through the
                    Nasdaq National Market, the value shall be deemed to be the average of the reported closing prices of the securities on such exchange or market over the 30-day period ending three
                    (3) days prior to the Determination Date; or

                         (b) If actively traded over-the-counter, the value
                    shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the 30-day period ending three (3) days prior to the Determination Date.

                    (7) "Independent Directors" shall mean directors of the
               Corporation who (A) meet the standards for independent directors under the rules or listing requirements of any national stock exchange or Securities and Exchange Commission recognized quotation system on which the Common Stock is then listed or quoted or, if the Common Stock is not listed or quoted, the last national stock exchange or Securities and Exchange Commission recognized quotation system on which the Common Stock was listed or quoted and (B) are not officers, directors, employees or immediate family members of a Control Person.

                    (8) "Minority Stockholders" shall mean the holders of Common
               Stock of the Corporation, other than any holder that constitutes a Control Person.

                    (9) "Person" shall mean any individual, partnership,
               corporation, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, or other entity.

                    (10) "Stockholders Agreement" dated as of the date of the
               filing of the Certificate of Amendment initially including this
               Article XIV by and among the Corporation, the Investors named therein and certain members of management, as such agreement may be amended in accordance with the terms thereof.

                    (11) "Voting Stock" shall have the meaning set forth in
               Section 203 of the General Corporation Law of the State of Delaware, as such section was in effect on the date of the filing of the Certificate of Amendment initially including this Article XIV.

               (b) No less than three of the directors of the Corporation shall at all times be Independent Directors, except for temporary periods resulting from the resignation,



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          removal from office, disqualification or death of an Independent
          Director. Vacancies created by the resignation, removal from office, disqualification or death of an Independent Director shall be filled as promptly as reasonably practicable in accordance with the Corporation's by-laws or by the stockholders in accordance with the terms of the Stockholders Agreement or any stockholders agreement then in effect to which the Corporation is a party and in any case by the next annual meeting of stockholders of the Corporation.

               (c) The Corporation will not, and will not permit, cause or suffer any direct or indirect majority-owned subsidiary of the Corporation to, enter into or engage in any contract or transaction, or any series of similar contracts or transactions, with any Control Person, having a value to the Control Persons reasonably estimated by the Independent Directors to be more than $300,000, or reasonably estimated by the Independent Directors to involve or expected to involve payments by the Corporation in excess of $300,000 in any twelve-month period, unless (1) there are at least two Independent Directors then in office and (2) such contract or transaction, or series of similar contracts or transactions, are approved by a majority of the Independent Directors then in office; PROVIDED, HOWEVER, that such approval shall not be required with respect to any of the following: (a) directors' fees, indemnification or similar arrangements or any compensation, reimbursement, incentive or benefit plan or arrangement entered into by the Corporation or any of its subsidiaries with a director of the Corporation or any of its subsidiaries who is a Control Person that are consistent with benefits pursuant to agreements and policies in effect on the date of the filing of the Certificate of Amendment initially including this
          Article XIV; (b) any contract to which the Control Person and the Corporation or any of its subsidiaries is a party that is in effect on the date of the filing of the Certificate of Amendment initially including this Article XIV or any transaction contemplated thereby;
          (c) pro rata payments of dividends or other distributions that are also paid or made to the Corporation's other stockholders; or (d) transactions (including a placement or offering of additional securities of the Corporation) that are on substantially the same terms as transactions with stockholders of the Corporation that do not constitute Control Persons. Additionally, such contract or transaction shall not be void or voidable to the extent that a Control Person notifies the Independent Directors of such contract or transaction, or series of contracts or transactions, and the Independent Directors determine that such contract or transaction, or series of contracts or transactions, does not meet the $300,000 threshold, notwithstanding that such contract or transaction, or series of contracts or transactions, ultimately results in value or payments in excess of $300,000. Such approval shall be in addition to any other approval required by applicable law.

               (d) Until the date which is one year from the date of the filing of the Certificate of Amendment initially including this Article XIV, the Corporation will not, and will not permit, cause or suffer any direct or indirect majority-owned subsidiary of the Corporation to, enter into or become party to any Business Combination with any Control Person that would result in Minority Stockholders receiving cash, property, rights or securities having an aggregate Fair Market Value of less than $8.00 per share of Common Stock of the Corporation (as such price may be adjusted pursuant to the



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          following sentence, the "Minimum Price"). If, between the date hereof and the date of the consummation of any such Business Combination, the outstanding Common Stock of the Corporation shall have been changed into a different number of shares or different class by reason of any reclassification, recapitalization, stock split, reverse stock split, combination or exchange (as part of a reclassification or recapitalization) of shares, or a stock dividend payable in any other securities shall be declared with a record date within such period, or any similar event shall have occurred, the Minimum Price shall be appropriately adjusted to provide to the Minority Stockholders the same economic effect as contemplated by this paragraph (d) prior to such event.

               (e) Until the date which is two years from the date of the filing of the Certificate of Amendment initially including this Article XIV, the Corporation will not, and will not permit, cause or suffer any direct or indirect majority-owned subsidiary of the Corporation to, enter into or become party to any Business Combination with any Control Person without the approval of the holders of a majority of the outstanding Common Stock held by Minority Stockholders and Control Persons that are not Affiliates of the Control Person that enters into or is party to such Business Combination; PROVIDED, HOWEVER, that such approval shall not be required for (i) a merger to be effected pursuant to Section 253 of the DGCL (a "Short-form Merger"), or (ii) a Business Combination that occurs within 150 days following the consummation of a tender offer by a Control Person for all of the shares of Common Stock then held by the Minority Stockholders, provided that (x) such tender offer is subject to the nonwaiveable condition that there have been validly tendered and not withdrawn a majority of the shares of Common Stock then held by the Minority Stockholders; (y) such condition is met; and (z) the consideration to be paid in respect of shares of Common Stock held by remaining Minority Stockholders in such merger shall be the same consideration per share as the consideration paid per share in such tender offer.

               (f) In addition to any other vote of stockholders or the Board of Directors of the Corporation required by law or this Certificate of Incorporation, this Article XIV may not be amended, altered or modified unless either (1)(A) there are at least two Independent Directors then in office and (B) such amendment, alteration, or modification is approved by a majority of the Independent Directors then in office or (2) such amendment, alteration, or modification is approved by the holders of a majority of the Common Stock of the Corporation held by Minority Stockholders.

               (g) Except for provisions that by their terms expire earlier, this Article XIV shall cease to have any further force and effect on the date which is three years from the date of the filing of the Certificate of Amendment initially including this Article XIV, or such earlier date on which no less than 98% of the Corporation's Common Stock is held by Control Persons or officers, directors, or employees of the Corporation."

     5. The foregoing amendment to the Certificate of Incorporation of the Corporation was duly adopted by the Board of Directors and the stockholders of the Corporation in accordance with the provisions of
          Section 242 of the General Corporation Law of the State of Delaware.




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         IN WITNESS WHEREOF, the Corporation has caused this Certificate of
Amendment to be signed by Gerhard E. Kurz, its President and Chief Executive Officer, this 13th day of September, 2002.


                                       SEABULK INTERNATIONAL, INC.



                                       /s/ GERHARD E. KURZ
                                       -----------------------------------------
                                       Name:  Gerhard E. Kurz
                                       Title: President and
                                              Chief Executive Officer





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